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                                                                   EXHIBIT 10.31



                           [FORM OF FIRST AMENDMENT
                             TO PLEDGE AGREEMENT]


    This FIRST AMENDMENT TO [BORROWER][SUBSIDIARY] PLEDGE AGREEMENT (this "AMENDMENT") is dated as of April 30, 1998 and entered into by and between [TOTAL RENAL CARE HOLDINGS, INC.,][RENAL TREATMENT CENTERS, INC., a Delaware corporation][TOTAL RENAL CARE, INC., a California corporation] ("PLEDGOR"), and THE BANK OF NEW YORK ("BNY"), as administrative agent for and representative of (in such capacity herein called "COLLATERAL AGENT") the Secured Parties referred to below.


                             PRELIMINARY STATEMENTS

    A. Total Renal Care Holdings, Inc., is a party to (i) that certain Amended and Restated Revolving Credit Agreement dated as of April 30, 1998, with the lenders named therein (the "Revolving Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, The Bank of New York, as Administrative Agent, and First Union National Bank, as Documentation Agent (such Amended and Restated Revolving Credit Agreement, being the "REVOLVING CREDIT AGREEMENT"), and (ii) that certain Amended and Restated Term Loan Agreement dated as of April 30, 1998 with the lenders named therein (the "Term Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, and The Bank of New York, as the Administrative Agent (said Amended and Restated Term Loan Agreement being the "TERM LOAN AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Revolving Credit Agreement and, if not defined therein, in the Term Loan Agreement.

    B. The Pledgor is a party to that certain [Borrower][Subsidiary] Pledge Agreement dated as of [October 24, 1997][February 27, 1998] (the "Pledge Agreement") with the Collateral Agent, as administrative agent for and representative of the Secured Parties, as "Secured Parties" is defined therein.

    C. It is a condition precedent to the effectiveness of the Revolving Credit Agreement and the Term Loan Agreement that the Pledgor and the Collateral Agent have agreed to amend the Pledge Agreement pursuant to this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Pledgor hereby agrees with the Collateral Agent as follows:

         SECTION 1.  AMENDMENT TO PLEDGE AGREEMENT.
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         Section [17][18][1] of the Pledge Agreement is hereby amended by deleting the reference to "January 1, 1999" contained therein and substituting therefor a reference to "July 1, 1999."

    SECTION 2.  MISCELLANEOUS.
                -------------

    A.   REFERENCE TO AND EFFECT ON THE PLEDGE AGREEMENT.

         (i) On and after the Effective Date, each reference in the Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Pledge Agreement, shall mean and be a reference to the Pledge Agreement as amended hereby.

         (ii) Except as specifically amended by this Amendment, the Pledge Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Collateral Agent or any Secured Party under, the Pledge Agreement.

    B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

    C. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


    D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.




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[1]  Insert 17 for Amendment to Borrower Pledge Agreement and 18 for Amendment
to Subsidiary Pledge Agreement.

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         IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                  [NAME OF PLEDGOR]
                                  as Pledgor



                                  By:_______________________________
                                  Title:____________________________

                                  THE BANK OF NEW YORK, as the Collateral Agent


                                  By:_______________________________
                                  Title:____________________________

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